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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 24, 2006


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                             SIGNATURE EYEWEAR, INC.
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

      California                      0-23001                    95-3876317
(STATE OF INCORPORATION)       (COMMISSION FILE NUMBER)        (IRS EMPLOYER
                                                             IDENTIFICATION NO.)


                    498 North Oak Street, Inglewood, CA 90302
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (310) 330-2700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

     On March 24, 2006, Signature Eyewear, Inc. (the "Company") sold an aggregate of 91,250 shares of the Company's Common Stock to certain directors at a price of $0.80 per share pursuant to the Company's 1997 Stock Plan, as follows:


           DIRECTOR                          NUMBER OF SHARES PURCHASED
           --------                          --------------------------
           Richard Torre                                50,000
           Ted Pasternack                               25,000
           Edward Meltzer                                6,250
           Drew Miller                                  10,000

     The issuance and sale was pursuant to a stock purchase agreement with each director. Pursuant to the agreement, each director agreed not sell, transfer or assign any of the shares for one year except as part of a merger or other corporate combination involving the Company approved by the Board of Directors.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

 10.1 Form of Stock Purchase Agreement for Directors Under the Company's 1997 Stock Plan


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SIGNATURE EYEWEAR, INC.


Date: March 27, 2006                   By: /s/ Michael Prince
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                                           Michael Prince
                                           Chief Executive Officer